                         FIRST AMENDMENT TO
                          LOAN AGREEMENT



                           Dated as of
                         September 4, 1996


                             between


                        UNIT CORPORATION
               UNIT DRILLING AND EXPLORATION COMPANY
                MOUNTAIN FRONT PIPELINE COMPANY, INC.
                       UNIT DRILLING COMPANY
                       UNIT PETROLEUM COMPANY
                      PETROLEUM SUPPLY COMPANY

                           "Borrowers"

                               and

              BANK OF OKLAHOMA, NATIONAL ASSOCIATION

                THE FIRST NATIONAL BANK OF BOSTON

                      BANK IV OKLAHOMA, N.A.

                 AMERICAN NATIONAL BANK AND TRUST
                        COMPANY OF SHAWNEE

                             "Banks"

                               and

              BANK OF OKLAHOMA, NATIONAL ASSOCIATION

                             "Agent"

                FIRST AMENDMENT TO LOAN AGREEMENT


     THIS FIRST AMENDMENT TO LOAN AGREEMENT, dated as of September 4, 1996 ("First Amendment"), is entered into among UNIT CORPORA-TION, a Delaware corporation ("Unit"), UNIT DRILLING AND EXPLORA-TION COMPANY, a Delaware corporation, MOUNTAIN FRONT PIPELINE COMPANY, INC., an Oklahoma corporation, UNIT DRILLING COMPANY, an Oklahoma corporation, UNIT PETROLEUM COMPANY, an Oklahoma corpora-tion and PETROLEUM SUPPLY COMPANY, an Oklahoma corporation, each with its principal place of business at 1000 Galleria Tower 1, 7130 South Lewis, Tulsa, Oklahoma 74136 (collectively the "Borrowers") and BANK OF OKLAHOMA, NATIONAL ASSOCIATION, a national banking association, with principal offices at Bank of Oklahoma Tower, 7 East 2nd Street, Tulsa, Oklahoma 74172 ("BOK"); THE FIRST NATIONAL BANK OF BOSTON, a national banking association, with principal offices at 100 Federal Street, Boston, Massachusetts 02110 ("Bank of Boston"); BANK IV OKLAHOMA, N.A., with principal offices at 515 South Boulder, Tulsa, Oklahoma, 74119 ("BANK IV"); and AMERICAN NATIONAL BANK AND TRUST COMPANY OF SHAWNEE, a national banking association, with principal offices at 201 N. Broadway, Shawnee, Oklahoma 74801 ("ANB") (BOK, Bank of Boston, BANK IV and ANB each being sometimes referred to herein, individually, as a "Bank", and collectively as the "Banks"); and BOK as Agent for the Banks (in such capacity, herein referred to as the "Agent").

     WITNESSETH:

     WHEREAS, the Borrowers and the Banks are parties to that certain Loan Agreement dated as of August 3, 1995 (the "Prior Loan Agreement"), pursuant to which the Banks extended to the Borrowers a $75,000,000 revolving line of credit (the "Line Commitment") that converts to a forty-eight (48) month term payment (the "Term Commitment"); and

     WHEREAS, the Borrowers have requested the Banks to (i) extend the Line Commitment to August 1, 1999, and (ii) decrease the Libor Rate Option; and

     WHEREAS, subject to the terms and conditions hereinafter set forth, the Banks are willing to extend the Line Commitment and decrease the Libor Rate Option as described below.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants herein made, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Banks agree as follows:

     1. Amended Definitions. The following defined term in the Prior Loan Agreement is hereby amended, as follows:

          1.6  "Commitment Termination Date" shall
     mean August 1, 1999 unless the Commitment is terminated at an earlier date pursuant to the terms of this Agreement.

     2.   Revolving Line of Credit.  The reference to "August 31,
1997" in Section 2.1 of the Prior Loan Agreement is hereby amended to refer to "August 1, 1999."

     3. Notes. The form of the Notes referenced in Section 2.2 of the Prior Loan Agreement and attached thereto as Exhibits A-1, A-2, A-3 and A-4 are hereof replaced with the form of the Notes attached hereto as Exhibits A-1, A-2, A-3 and A-4.

     4.   Principal.  The references to "September 1, 1997" and
"August 1, 2001", respectively, in Section 2.4(a) of the Prior Loan Agreement are hereby amended to refer to "September 1, 1999" and "August 1, 2003", respectively.

     5. Interest. Section 2.5(a) of the Prior Loan Agreement is hereby amended to read as follows:

          (a) Available Options. Except as hereinafter provided, during the period commencing on September 1, 1996 and continuing through the Commitment Termination Date, interest shall accrue on any past due interest and on that portion of the aggregate principal amount of the Notes from time to time outstanding (collectively the "Debt") according to the following matrix:

             Percentage that
             the Debt Bears
           to the Borrowing Base             Rate of Interest
         -------------------------         --------------------
               Less than 50%                Applicable Prime Rate or
                                             Libor Rate plus 1.25%

               50% - up to but              Applicable Prime Rate or
               not including 75%             Libor Rate plus 1.50%

               75% or more                  Applicable Prime Rate or
                                             Libor Rate plus 1.75%

     Except as hereinafter provided, during the period commencing on August 2, 1999, and continuing through Maturity, interest shall accrue on the Debt according to the following matrix:

              Percentage that
               the Debt Bears
            to the Borrowing Base             Rate of Interest
          -------------------------         --------------------
               Less than 50%           Applicable Prime Rate plus .25%
                                          or Libor Rate plus 1.50%

               50% - up to but         Applicable Prime Rate plus .25%
               not including 75%          or Libor Rate plus 1.75%

               75% or more             Applicable Prime Rate plus .25%
                                          or Libor Rate plus 2.00%

       In determining the percentage that the Debt bears to the Borrowing Base, the "Debt" and the "Borrowing Base" shall be the average of such respective amounts during the most recent calendar month preceding such determination. The Applicable Prime Rate option described above in the matrices is herein-after referred to as the "Prime Rate Option" and the Libor Rate interest option described above in the matrices is here-inafter referred to as the "Libor Rate Option". The Prime Rate Option shall be computed on the basis of a year of 365 or 366 days, as the case may be and the Libor Rate Option shall be based on a year of 360 days and actual days elapsed.

The reference to "September 1, 1995" in Section 2.5(c) in the Prior Loan Agreement is hereby amended to refer to "October 1, 1996."

     6.   Determination of Borrowing Base.  The reference to
"October 31, 1995" in Section 3.1(a) of the Prior Loan Agreement is hereby amended to refer to "October 31, 1996." The reference to "November 1, 1995" in Section 3.1(b) of the Prior Loan Agreement is hereby amended to refer to "November 1, 1996."

     7. Financial Statements and Reports. Section 6.8(e) of the Prior Loan Agreement is hereby amended to include the following sentence:

     "Prior to September 30 of each year commencing
     September 30, 1996, Borrowers shall deliver to each of the Banks all pertinent data regarding
     Borrowers' new producing wells since the preceding March 31, prepared by Borrowers' in-house engineers, in form and substance satisfactory to Agent and based on the best information available to Borrowers at that time."

     8. Setoff. Section 9.3 of the Prior Loan Agreement is hereby amended to include a reference to Account No. 2-083-0798-3 and references to the following Account Nos. are hereby deleted: 1-022-5426-5, 1-035-9028-1, 2-042-1333-2, 2-043-5134-9, 2-060-0786-1,
2-078-9622-0, 2-079-1080-6, 2-079-1087-2.

     9.   Conditions Precedent.  The effectiveness of this First
Amendment and the obligation of the Banks to extend the Line
Commitment and decrease the Libor Rate Option are subject to the satisfaction of the following conditions precedent:

          (a)   No Default.  There shall exist no
    Event of Default or Default on the date hereof.

          (b)   No Material Adverse Change.  From and
    after August 3, 1995, no material adverse changes in the properties, business prospects or financial conditions of the Borrowers shall have occurred.

          (c)   Representations and Warranties.  The
    representations and warranties set forth in the Prior Loan Agreement shall be true and correct on and as of the date hereof, with the same effect as though made on and as of this date.

          (d)   Certificates.  Each of the Borrowers
    shall have delivered to the Agent a Certificate, dated as of even date herewith, and signed by its President or Vice President and its Secretary or Assistant Secretary certifying (i) to the matters covered by the conditions specified in subsections
    (a), (b) and (c) of this Section 9, (ii) that it has performed and complied with all agreements and conditions required to be per-formed or complied with by it prior to or as of the date hereof, (iii) to the name and signature of each officer authorized to execute and deliver this First Amendment and any other documents, certificates or writings and to borrow under the Prior Loan Agreement, as amended by this First
    Amendment (the "Agreement"), and (iv) to such other matters in connection with this First
    Amendment and the Agreement which the Banks shall determine to be advisable. The Banks may conclu-sively rely on such Certificates until it receives notice in writing to the contrary.

          (e)   Proceedings.  On or before the date
    hereof, all corporate proceedings of each of the Borrowers shall have been taken in connection with the transactions contemplated by this First
    Amendment and shall be satisfactory in form and substance to the Agent and its counsel; and the Banks shall have received certified copies, in form and substance satisfactory to the Agent and its counsel, of the resolutions of the Board of Directors of the Borrowers, as adopted, authorizing the execution and delivery of this First
    Amendment and the borrowings under this First
    Amendment.

          (f)   Notes and First Amendment.  The
    Borrowers shall have delivered to the Agent this First Amendment, appropriately executed by the appropriate parties and dated as of the date hereof. The Borrowers shall have delivered the Notes to the order of the Banks, appropriately executed.

    10. Ratifications, Representations and Warranties. The terms and provisions set forth in this First Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Prior Loan Agreement and except as expressly modified and supersed-ed by this First Amendment, the terms and provisions of the Prior Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Borrowers and the Banks agree that the Prior Loan Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

    11. Reference to Agreement. Each of the Loan Documents, in-cluding the Prior Loan Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Prior Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Prior Loan Agreement shall mean a reference to the Prior Loan Agreement as amended hereby.

    12. Costs. Borrowers agree to pay to the Agent for the benefit of the Banks on demand all reasonable costs and expenses incurred by the Banks in connection with the preparation, execu-tion, delivery, filing, recording and administration of this First Amendment and any amendments and modifications thereto, including without limitation the costs and fees of the Agent's and the Banks' legal counsel, and all costs and expenses incurred by the Banks in connection with the enforcement or preservation of any rights under this First Amendment, or any other Loan Documents, including without limitation the reasonable costs and fees of legal counsel of the Banks.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

                             "Borrowers"

                             UNIT CORPORATION, a Delaware corporation
                             UNIT DRILLING AND EXPLORATION
                              COMPANY, a Delaware corporation
                             MOUNTAIN FRONT PIPELINE COMPANY,
                              INC., an Oklahoma corporation
                             UNIT PETROLEUM COMPANY, an Oklahoma
                              corporation
                             UNIT DRILLING COMPANY, an Oklahoma
                              corporation
                             PETROLEUM SUPPLY COMPANY, an Oklahoma
                              corporation


                             By____________________________________
                               John G. Nikkel, President of UNIT
                               CORPORATION, UNIT DRILLING AND
                               EXPLORATION COMPANY, MOUNTAIN
                               FRONT PIPELINE COMPANY, INC., UNIT
                               PETROLEUM COMPANY, UNIT DRILLING
                               COMPANY, PETROLEUM SUPPLY COMPANY


                             "Banks"

                             BANK OF OKLAHOMA, NATIONAL
                              ASSOCIATION


                             By__________________________________
                                Pam Schloeder, Vice President

                             P. O. Box 2300
                             Tulsa, Oklahoma  74192

                              "Agent"

                             BANK OF OKLAHOMA, NATIONAL
                              ASSOCIATION


                             By__________________________________
                               Pam Schloeder, Vice President

                             P. O. Box 2300
                             Tulsa, Oklahoma 74192

                              THE FIRST NATIONAL BANK OF BOSTON


                             By___________________________________
                               ________________, _______________

                             P.O. Box 2016
                             100 Federal Street
                             Energy & Utility Division 01-08-02
                             Boston, Massachusetts  02110

                              BANK IV OKLAHOMA, N.A.


                             By_______________________________
                                Glenn A. Elrod
                                Senior Vice President

                             P. O. Box 2360
                             Tulsa, Oklahoma  74101-2360

                              AMERICAN NATIONAL BANK AND TRUST
                              COMPANY OF SHAWNEE


                             By
                                Tony M. McMurry
                                Executive Vice President

                             P. O. Box 1089
                             Shawnee, Oklahoma  74801-1089

                          EXHIBIT "A-1"

                         PROMISSORY NOTE


$25,000,000                                     September 4, 1996
                                                  Tulsa, Oklahoma

     FOR VALUE RECEIVED, the undersigned, UNIT CORPORATION, a Delaware corporation, UNIT DRILLING AND EXPLORATION COMPANY, a Delaware corporation, MOUNTAIN FRONT PIPELINE COMPANY, INC., an Oklahoma corporation, UNIT DRILLING COMPANY, an Oklahoma corpora-tion, UNIT PETROLEUM COMPANY (formerly Sunshine Development Corpor-ation), an Oklahoma corporation and PETROLEUM SUPPLY COMPANY, an Oklahoma corporation (individually and collectively the "Borrow-ers"), jointly and severally promise to pay to the order of BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("BOK"), with interest, the princi-pal sum of TWENTY FIVE MILLION and no/100ths DOLLARS ($25,000,000) or, if less, the aggregate principal amount of all advances made by BOK to Borrowers pursuant to the Loan Agreement dated as of August 3, 1995 among Borrowers, BOK, BANK IV Oklahoma, N.A., The First National Bank of Boston and American National Bank and Trust Company of Shawnee (collectively the "Banks"), with BOK as Agent, as amended by that First Amendment to Loan Agreement among Borrowers, the Banks and BOK as Agent (the Loan Agreement, as amended, referred to as the "Loan Agreement"), which are outstand-ing as of August 1, 1999 (the "Commitment Termination Date"). Such outstanding principal shall be payable in forty-eight (48) consecutive monthly installments commencing September 1, 1999, and continuing on the first (1st) day of each month thereafter through August 1, 2003 ("Maturity"). Each of the first forty-seven (47) of such principal installments shall be in the amount derived by dividing the principal amount hereof outstanding on the Commitment Termination Date by forty-eight (48). The forty-eighth (48th) and final installment shall be in the amount of the remaining principal balance of this Note at Maturity plus all accrued but unpaid interest hereon.

     Except as hereinafter provided in connection with a default, interest shall accrue on the outstanding principal balance hereof and on any past due interest through Maturity at the rate or rates per annum determined pursuant to the Loan Agreement, payable as provided therein, and shall be calculated as provided in the Loan Agreement.

     The rate of interest payable upon the indebtedness evidenced by this Note shall not at any time exceed the maximum rate of interest permitted under the laws of the State of Oklahoma or federal laws to the extent they apply for loans of the type and character evidenced by this Note.

     All payments under this Note shall be made in legal tender of the United States of America or in other immediately available funds at the offices of the Agent at Bank of Oklahoma Tower, 7 East

2nd Street, Tulsa, Oklahoma 74172, and no credit shall be given for any payment received by check, draft or other instrument or item until such time as the Agent or the holder hereof shall have received credit therefor from the Agent's or the holder's collect-ing agent or, in the event no collecting agent is used, from the bank or other financial institution upon which said check, draft or other instrument or item is drawn. If any payment is due upon a Saturday or Sunday or upon any other day on which state or national banks in the State of Oklahoma are closed for business by virtue of a legal holiday for such banks, such payment shall be due and payable on the next succeeding Business Day, and interest shall accrue to such day.

     Prior to the Commitment Termination Date, the Borrowers may borrow, repay and reborrow hereunder at any time and from time to time as provided in the Loan Agreement. From and after the Commitment Termination Date, the Borrowers may prepay this Note in whole or in part, subject to the prepayment limitations contained in the Loan Agreement; provided, however, that any partial prepayment shall be applied first to accrued interest, then to unpaid principal installments in the inverse order of maturity.

     From time to time the Borrowers and the Banks may agree to extend the maturity date of this Note or to renew this Note, in whole or in part, or a new note of different form may be substitut-ed for this Note and/or the rate of interest may be changed, or changes may be made in consideration of loan extensions, and the holder, from time to time, may waive or surrender, either in whole or in part, any rights, guarantees, security interests, or liens given for the benefit of the holder in connection with the payment and the securing the payment of this Note; but no such occurrences shall in any manner affect, limit, modify or otherwise impair any rights, guarantees or security of the holder not specifically waived, released or surrendered in writing, nor shall the Borrowers or any guarantor, endorser or any other person who is or might be liable hereon, either primarily or contingently, be released from such liability by reason of the occurrence of any such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon; and such release shall not affect or discharge the liability of any other person who is or might be liable hereon.

     If any payment required by this Note to be made is not made within ten (10) Business Days after the same shall become due and payable, or if any default occurs under the Loan Agreement, the Security Agreement or under the provisions of any mortgage, deed of trust, security agreement, assignment, pledge or other document or agreement which provides security for the indebtedness evidenced by this Note, the holder hereof may, at its option, without notice or demand, declare this Note in default and all indebtedness due and owing hereunder immediately due and payable. In the event of a default the entire unpaid balance shall be immediately due and payable, together with any past due interest at the rate of five percentage points (5%) per annum above the Applicable Prime Rate ("Default Rate"). The Borrowers and all endorsers, guarantors and sureties hereby severally waive protest, presentment, demand, and notice of protest and nonpayment in case this Note or any payment due hereunder is not paid when due; and they agree to any renewal of this Note or to any extension, acceleration or postponement of the time of payment, or any other indulgence, to any substituting, exchange or release of collateral and to the release of any party or person primarily or contingently liable hereon without prejudice to the holder and without notice to the Borrowers or any endorser, guarantor or surety. In the event of any controversy, claim or dispute between the parties affecting or relating to the subject matter or performance of this Note, the prevailing party shall be entitled to recover from the non-prevailing party all of its reasonable costs, expenses, including reasonable attorneys' and accountants' fees. In the event the Agent or BOK is the prevailing party, the Borrowers, and any guarantor, endorser, surety or any other person who is or may become liable hereon, will, on demand, pay all such costs and expenses.

     Upon the occurrence of any default hereunder, BOK shall have the right, immediately and without further action by it, to set off against this Note all money owed by BOK in any capacity (except for balances in the following accounts with BOK: Account Nos. 1-01174868, 1-026-5743-7, 1-035-7018-4, 1-038-4862-7, 1-038-4077-3, 2-079-1154-3, 2-079-2793-3, 2-
079-2310-4, 2-079-2353-3, 2-079-2860-4, 2-079-2861-5, 2-079-2862-6, 2-079-2864-
8, 2-079-3738-2, 2-083-0274-7 and 2-083-0798-3),
to each or any of the Borrowers, guarantor, endorser or any other person who is or might be liable for payment hereof, whether or not due, and also to set off against all other liabilities of each of the Borrowers to BOK all money owed by BOK in any capacity to each or any of the Borrowers; and BOK shall be deemed to have exercised such right of setoff and to have made a charge against such money immediately upon the occurrence of such default even though such charge is made or entered into the books of BOK subsequently thereto.

     This Note is issued pursuant to and subject to the terms of the Loan Agreement and is secured by the Collateral described in the Loan Agreement, which provides, among other things, for pre-payment of this Note upon the occurrence of certain events and for limitations on advances which may be made hereunder. This Note is a renewal, extension, substitution and replacement of that certain promissory note dated August 3, 1995, payable by Borrowers to the order of BOK in the original principal amount of $25,000,000.
Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

     This Note shall be governed by and construed in accordance with the laws of the State of Oklahoma. Borrowers agree that all suits or proceedings arising from or related to this Note or the Loan Agreement may be litigated in courts, state or federal, sitting in the State of Oklahoma. In furtherance of this provi-sion, Borrowers hereby waive any objection to such venue.

     Notwithstanding the single execution of this Note by the President of each of the Borrowers, each of the Borrowers is jointly and severally bound by the terms of this Note.


                             "Borrowers"

                             UNIT CORPORATION, a Delaware
                              corporation
                             UNIT DRILLING AND EXPLORATION
                              COMPANY, a Delaware corporation
                             MOUNTAIN FRONT PIPELINE COMPANY,
                              INC., an Oklahoma corporation
                             UNIT PETROLEUM COMPANY, an Oklahoma
                              corporation
                             UNIT DRILLING COMPANY, an Oklahoma
                              corporation
                             PETROLEUM SUPPLY COMPANY, an Oklahoma
                              corporation


                             By___________________________________
                               John G. Nikkel, President of UNIT
                               CORPORATION, UNIT DRILLING AND
                               EXPLORATION COMPANY, MOUNTAIN FRONT
                               PIPELINE COMPANY, INC., UNIT PETRO-
                               LEUM COMPANY, UNIT DRILLING COMPA-
                               NY, PETROLEUM SUPPLY COMPANY



Due: August 1, 2003
     (subject to conversion
     to Term Loan payout on
     August 1, 1999 per
     Loan Agreement)







719303.055

                          EXHIBIT "A-2"

                         PROMISSORY NOTE


$23,500,000                                     September 4, 1996
                                                  Tulsa, Oklahoma

     FOR VALUE RECEIVED, the undersigned, UNIT CORPORATION, a Delaware corporation, UNIT DRILLING AND EXPLORATION COMPANY, a Delaware corporation, MOUNTAIN FRONT PIPELINE COMPANY, INC., an Oklahoma corporation, UNIT DRILLING COMPANY, an Oklahoma corpora-tion, UNIT PETROLEUM COMPANY (formerly Sunshine Development Corpor-ation), an Oklahoma corporation and PETROLEUM SUPPLY COMPANY, an Oklahoma corporation (individually and collectively the "Borrow-ers"), jointly and severally promise to pay to the order of THE FIRST NATIONAL BANK OF BOSTON ("Bank of Boston"), with interest, the principal sum of TWENTY THREE MILLION FIVE HUNDRED THOUSAND and no/100ths DOLLARS ($23,500,000) or, if less, the aggregate principal amount of all advances made by Bank of Boston to Borrowers pursuant to the Loan Agreement dated as of August 3, 1995 among Borrowers, Bank of Boston, Bank of Oklahoma, National Association ("BOK"), BANK IV Oklahoma, N.A. and American National Bank and Trust Company of Shawnee (collectively the "Banks"), with BOK as Agent, as amended by that First Amendment to Loan Agreement among Borrowers, the Banks and BOK as Agent (the Loan Agreement, as amended, referred to as the "Loan Agreement"), which are outstand-ing as of August 31, 1999 (the "Commitment Termination Date").
Such outstanding principal shall be payable in forty-eight (48) consecutive monthly installments commencing September 1, 1999, and continuing on the first (1st) day of each month thereafter through August 1, 2003 ("Maturity"). Each of the first forty-seven (47) of such principal installments shall be in the amount derived by dividing the principal amount hereof outstanding on the Commitment Termination Date by forty-eight (48). The forty-eighth (48th) and final installment shall be in the amount of the remaining principal balance of this Note at Maturity plus all accrued but unpaid interest hereon.

     Except as hereinafter provided in connection with a default, interest shall accrue on the outstanding principal balance hereof and on any past due interest through Maturity at the rate or rates per annum determined pursuant to the Loan Agreement, payable as provided therein, and shall be calculated as provided in the Loan Agreement.

     The rate of interest payable upon the indebtedness evidenced by this Note shall not at any time exceed the maximum rate of interest permitted under the laws of the State of Oklahoma or federal laws to the extent they apply for loans of the type and character evidenced by this Note.

     All payments under this Note shall be made in legal tender of the United States of America or in other immediately available funds at the offices of the Agent at Bank of Oklahoma Tower, 7 East 2nd Street, Tulsa, Oklahoma 74172, and no credit shall be given for any payment received by check, draft or other instrument or item until such time as the Agent or the holder hereof shall have received credit therefor from the Agent's or the holder's collect-ing agent or, in the event no collecting agent is used, from the bank or other financial institution upon which said check, draft or other instrument or item is drawn. If any payment is due upon a Saturday or Sunday or upon any other day on which state or national banks in the State of Oklahoma are closed for business by virtue of a legal holiday for such banks, such payment shall be due and payable on the next succeeding Business Day, and interest shall accrue to such day.

     Prior to the Commitment Termination Date, the Borrowers may borrow, repay and reborrow hereunder at any time and from time to time as provided in the Loan Agreement. From and after the Commitment Termination Date, the Borrowers may prepay this Note in whole or in part, subject to the prepayment limitations contained in the Loan Agreement; provided, however, that any partial prepayment shall be applied first to accrued interest, then to unpaid principal installments in the inverse order of maturity.

     From time to time the Borrowers and the Banks may agree to extend the maturity date of this Note or to renew this Note, in whole or in part, or a new note of different form may be substitut-ed for this Note and/or the rate of interest may be changed, or changes may be made in consideration of loan extensions, and the holder, from time to time, may waive or surrender, either in whole or in part, any rights, guarantees, security interests, or liens given for the benefit of the holder in connection with the payment and the securing the payment of this Note; but no such occurrences shall in any manner affect, limit, modify or otherwise impair any rights, guarantees or security of the holder not specifically waived, released or surrendered in writing, nor shall the Borrowers or any guarantor, endorser or any other person who is or might be liable hereon, either primarily or contingently, be released from such liability by reason of the occurrence of any such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon; and such release shall not affect or discharge the liability of any other person who is or might be liable hereon.

     If any payment required by this Note to be made is not made within ten (10) Business Days after the same shall become due and payable, or if any default occurs under the Loan Agreement, the Security Agreement or under the provisions of any mortgage, deed of trust, security agreement, assignment, pledge or other document or agreement which provides security for the indebtedness evidenced by this Note, the holder hereof may, at its option, without notice or demand, declare this Note in default and all indebtedness due and owing hereunder immediately due and payable. In the event of a default the entire unpaid balance shall be immediately due and payable, together with any past due interest at the rate of five percentage points (5%) per annum above the Applicable Prime Rate ("Default Rate"). The Borrowers and all endorsers, guarantors and sureties hereby severally waive protest, presentment, demand, and notice of protest and nonpayment in case this Note or any payment due hereunder is not paid when due; and they agree to any renewal of this Note or to any extension, acceleration or postponement of the time of payment, or any other indulgence, to any substituting, exchange or release of collateral and to the release of any party or person primarily or contingently liable hereon without prejudice to the holder and without notice to the Borrowers or any endorser, guarantor or surety. In the event of any controversy, claim or dispute between the parties affecting or relating to the subject matter or performance of this Note, the prevailing party shall be entitled to recover from the non-prevailing party all of its reasonable costs, expenses, including reasonable attorneys' and accountants' fees. In the event the Agent or Bank of Boston is the prevailing party, the Borrowers, and any guarantor, endorser, surety or any other person who is or may become liable hereon, will, on demand, pay all such costs and expenses.

     Upon the occurrence of any default hereunder, Bank of Boston shall have the right, immediately and without further action by it, to set off against this Note all money owed by Bank of Boston in any capacity, to each or any of the Borrowers, guarantor, endorser or any other person who is or might be liable for payment hereof, whether or not due, and also to set off against all other liabili-ties of each of the Borrowers to Bank of Boston all money owed by Bank of Boston in any capacity to each or any of the Borrowers; and Bank of Boston shall be deemed to have exercised such right of setoff and to have made a charge against such money immediately upon the occurrence of such default even though such charge is made or entered into the books of Bank of Boston subsequently thereto.

     This Note is issued pursuant to and subject to the terms of the Loan Agreement and is secured by the Collateral described in the Loan Agreement, which provides, among other things, for prepayment of this Note upon the occurrence of certain events and for limitations on advances which may be made hereunder. This Note is a renewal, extension, substitution and replacement of that certain promissory note dated August 3, 1995, payable by Borrowers to the order of Bank of Boston in the original principal amount of $23,500,000. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

     This Note shall be governed by and construed in accordance with the laws of the State of Oklahoma. Borrowers agree that all suits or proceedings arising from or related to this Note or the Loan Agreement may be litigated in courts, state or federal, sitting in the State of Oklahoma. In furtherance of this provi-sion, Borrowers hereby waive any objection to such venue.

     Notwithstanding the single execution of this Note by the President of each of the Borrowers, each of the Borrowers is jointly and severally bound by the terms of this Note.


                             "Borrowers"

                             UNIT CORPORATION, a Delaware
                              corporation
                             UNIT DRILLING AND EXPLORATION
                              COMPANY, a Delaware corporation
                             MOUNTAIN FRONT PIPELINE COMPANY,
                              INC., an Oklahoma corporation
                             UNIT PETROLEUM COMPANY, an Oklahoma
                              corporation
                             UNIT DRILLING COMPANY, an Oklahoma
                              corporation
                             PETROLEUM SUPPLY COMPANY, an Oklahoma
                              corporation


                             By___________________________________
                               John G. Nikkel, President of UNIT
                               CORPORATION, UNIT DRILLING AND
                               EXPLORATION COMPANY, MOUNTAIN FRONT
                               PIPELINE COMPANY, INC., UNIT PETRO-
                               LEUM COMPANY, UNIT DRILLING COMPA-
                               NY, PETROLEUM SUPPLY COMPANY



Due: August 1, 2003
     (subject to conversion
     to Term Loan payout on
     August 1, 1999 per
     Loan Agreement)













719303.056

                          EXHIBIT "A-3"

                         PROMISSORY NOTE


$25,000,000                                     September 4, 1996
                                                  Tulsa, Oklahoma

     FOR VALUE RECEIVED, the undersigned, UNIT CORPORATION, a Delaware corporation, UNIT DRILLING AND EXPLORATION COMPANY, a Delaware corporation, MOUNTAIN FRONT PIPELINE COMPANY, INC., an Oklahoma corporation, UNIT DRILLING COMPANY, an Oklahoma corpora-tion, UNIT PETROLEUM COMPANY (formerly Sunshine Development Corpor-ation), an Oklahoma corporation and PETROLEUM SUPPLY COMPANY, an Oklahoma corporation (individually and collectively the "Borrow-ers"), jointly and severally promise to pay to the order of BANK IV Oklahoma, N.A. ("Bank IV"), with interest, the principal sum of TWENTY FIVE MILLION and no/100ths DOLLARS ($25,000,000) or, if less, the aggregate principal amount of all advances made by BANK IV to Borrowers pursuant to the Loan Agreement dated as of August 3, 1995 among Borrowers, BANK IV, Bank of Oklahoma, National Association ("BOK"), The First National Bank of Boston and American National Bank and Trust Company of Shawnee (collectively the "Banks"), with BOK as Agent, as amended by that First Amendment to Loan Agreement among Borrowers, the Banks and BOK as Agent (the Loan Agreement, as amended, referred to as the "Loan Agreement"), which are outstanding as of August 31, 1999 (the "Commitment Termination Date"). Such outstanding principal shall be payable in forty-eight (48) consecutive monthly installments commencing September 1, 1999, and continuing on the first (1st) day of each month thereafter through August 1, 2003 ("Maturity"). Each of the first forty-seven (47) of such principal installments shall be in the amount derived by dividing the principal amount hereof outstanding on the Commitment Termination Date by forty-eight (48). The forty-eighth (48th) and final installment shall be in the amount of the remaining principal balance of this Note at Maturity plus all accrued but unpaid interest hereon.

     Except as hereinafter provided in connection with a default, interest shall accrue on the outstanding principal balance hereof and on any past due interest through Maturity at the rate or rates per annum determined pursuant to the Loan Agreement, payable as provided therein, and shall be calculated as provided in the Loan Agreement.

     The rate of interest payable upon the indebtedness evidenced by this Note shall not at any time exceed the maximum rate of interest permitted under the laws of the State of Oklahoma or federal laws to the extent they apply for loans of the type and character evidenced by this Note.

     All payments under this Note shall be made in legal tender of the United States of America or in other immediately available funds at the offices of the Agent at Bank of Oklahoma Tower, 7 East

2nd Street, Tulsa, Oklahoma 74172, and no credit shall be given for any payment received by check, draft or other instrument or item until such time as the Agent or the holder hereof shall have received credit therefor from the Agent's or the holder's collect-ing agent or, in the event no collecting agent is used, from the bank or other financial institution upon which said check, draft or other instrument or item is drawn. If any payment is due upon a Saturday or Sunday or upon any other day on which state or national banks in the State of Oklahoma are closed for business by virtue of a legal holiday for such banks, such payment shall be due and payable on the next succeeding Business Day, and interest shall accrue to such day.

     Prior to the Commitment Termination Date, the Borrowers may borrow, repay and reborrow hereunder at any time and from time to time as provided in the Loan Agreement. From and after the Commitment Termination Date, the Borrowers may prepay this Note in whole or in part, subject to the prepayment limitations contained in the Loan Agreement; provided, however, that any partial prepayment shall be applied first to accrued interest, then to unpaid principal installments in the inverse order of maturity.

     From time to time the Borrowers and the Banks may agree to extend the maturity date of this Note or to renew this Note, in whole or in part, or a new note of different form may be substitut-ed for this Note and/or the rate of interest may be changed, or changes may be made in consideration of loan extensions, and the holder, from time to time, may waive or surrender, either in whole or in part, any rights, guarantees, security interests, or liens given for the benefit of the holder in connection with the payment and the securing the payment of this Note; but no such occurrences shall in any manner affect, limit, modify or otherwise impair any rights, guarantees or security of the holder not specifically waived, released or surrendered in writing, nor shall the Borrowers or any guarantor, endorser or any other person who is or might be liable hereon, either primarily or contingently, be released from such liability by reason of the occurrence of any such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon; and such release shall not affect or discharge the liability of any other person who is or might be liable hereon.

     If any payment required by this Note to be made is not made within ten (10) Business Days after the same shall become due and payable, or if any default occurs under the Loan Agreement, the Security Agreement or under the provisions of any mortgage, deed of trust, security agreement, assignment, pledge or other document or agreement which provides security for the indebtedness evidenced by this Note, the holder hereof may, at its option, without notice or demand, declare this Note in default and all indebtedness due and owing hereunder immediately due and payable. In the event of a default the entire unpaid balance shall be immediately due and payable, together with any past due interest at the rate of five percentage points (5%) per annum above the Applicable Prime Rate ("Default Rate"). The Borrowers and all endorsers, guarantors and sureties hereby severally waive protest, presentment, demand, and notice of protest and nonpayment in case this Note or any payment due hereunder is not paid when due; and they agree to any renewal of this Note or to any extension, acceleration or postponement of the time of payment, or any other indulgence, to any substituting, exchange or release of collateral and to the release of any party or person primarily or contingently liable hereon without prejudice to the holder and without notice to the Borrowers or any endorser, guarantor or surety. In the event of any controversy, claim or dispute between the parties affecting or relating to the subject matter or performance of this Note, the prevailing party shall be entitled to recover from the non-prevailing party all of its reasonable costs, expenses, including reasonable attorneys' and accountants' fees. In the event the Agent or BANK IV is the prevailing party, the Borrowers, and any guarantor, endorser, surety or any other person who is or may become liable hereon, will, on demand, pay all such costs and expenses.

     Upon the occurrence of any default hereunder, BANK IV shall have the right, immediately and without further action by it, to set off against this Note all money owed by BANK IV in any capacity, to each or any of the Borrowers, guarantor, endorser or any other person who is or might be liable for payment hereof, whether or not due, and also to set off against all other liabili-ties of each of the Borrowers to BANK IV all money owed by BANK IV in any capacity to each or any of the Borrowers; and BANK IV shall be deemed to have exercised such right of setoff and to have made a charge against such money immediately upon the occurrence of such default even though such charge is made or entered into the books of BANK IV subsequently thereto.

     This Note is issued pursuant to and subject to the terms of the Loan Agreement and is secured by the Collateral described in the Loan Agreement, which provides, among other things, for prepayment of this Note upon the occurrence of certain events and for limitations on advances which may be made hereunder. This Note is a renewal, extension, substitution and replacement of that certain promissory note dated August 3, 1995, payable by Borrowers to the order of BANK IV Oklahoma, N.A. in the original principal amount of $25,000,000. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

     This Note shall be governed by and construed in accordance with the laws of the State of Oklahoma. Borrowers agree that all suits or proceedings arising from or related to this Note or the Loan Agreement may be litigated in courts, state or federal, sitting in the State of Oklahoma. In furtherance of this provi-sion, Borrowers hereby waive any objection to such venue.

     Notwithstanding the single execution of this Note by the President of each of the Borrowers, each of the Borrowers is jointly and severally bound by the terms of this Note.


                             "Borrowers"

                             UNIT CORPORATION, a Delaware
                              corporation
                             UNIT DRILLING AND EXPLORATION
                              COMPANY, a Delaware corporation
                             MOUNTAIN FRONT PIPELINE COMPANY,
                              INC., an Oklahoma corporation
                             UNIT PETROLEUM COMPANY, an Oklahoma
                              corporation
                             UNIT DRILLING COMPANY, an Oklahoma
                              corporation
                             PETROLEUM SUPPLY COMPANY, an Oklahoma
                              corporation


                             By___________________________________
                               John G. Nikkel, President of UNIT
                               CORPORATION, UNIT DRILLING AND
                               EXPLORATION COMPANY, MOUNTAIN FRONT
                               PIPELINE COMPANY, INC., UNIT PETRO-
                               LEUM COMPANY, UNIT DRILLING COMPA-
                               NY, PETROLEUM SUPPLY COMPANY



Due: August 1, 2003
     (subject to conversion
     to Term Loan payout on
     August 1, 1999 per
     Loan Agreement)













719303.057

                          EXHIBIT "A-4"

                         PROMISSORY NOTE


$1,500,000                                      September 4, 1996
                                                  Tulsa, Oklahoma

     FOR VALUE RECEIVED, the undersigned, UNIT CORPORATION, a Delaware corporation, UNIT DRILLING AND EXPLORATION COMPANY, a Delaware corporation, MOUNTAIN FRONT PIPELINE COMPANY, INC., an Oklahoma corporation, UNIT DRILLING COMPANY, an Oklahoma corpora-tion, UNIT PETROLEUM COMPANY (formerly Sunshine Development Corpor-ation), an Oklahoma corporation and PETROLEUM SUPPLY COMPANY, an Oklahoma corporation (individually and collectively the "Borrow-ers"), jointly and severally promise to pay to the order of AMERICAN NATIONAL BANK AND TRUST COMPANY OF SHAWNEE ("ANB"), with interest, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND and no/100ths DOLLARS ($1,500,000) or, if less, the aggregate principal amount of all advances made by ANB to Borrowers pursuant to the Loan Agreement dated as of August 3, 1995 among Borrowers, ANB, Bank of Oklahoma, National Association ("BOK"), The First National Bank of Boston and BANK IV Oklahoma, N.A. (collectively the "Banks"), with BOK as Agent, as amended by that First Amendment to Loan Agreement among Borrowers, the Banks and BOK as Agent (the Loan Agreement, as amended, referred to as the "Loan Agreement"), which are outstanding as of August 31, 1999 (the "Commitment Termination Date"). Such outstanding principal shall be payable in forty-eight (48) consecutive monthly installments commencing September 1, 1999, and continuing on the first (1st) day of each month thereafter through August 1, 2003 ("Maturity"). Each of the first forty-seven (47) of such principal installments shall be in the amount derived by dividing the principal amount hereof outstanding on the Commitment Termination Date by forty-eight (48). The forty-eighth (48th) and final installment shall be in the amount of the remaining principal balance of this Note at Maturity plus all accrued but unpaid interest hereon.

     Except as hereinafter provided in connection with a default, interest shall accrue on the outstanding principal balance hereof and on any past due interest through Maturity at the rate or rates per annum determined pursuant to the Loan Agreement, payable as provided therein, and shall be calculated as provided in the Loan Agreement.

     The rate of interest payable upon the indebtedness evidenced by this Note shall not at any time exceed the maximum rate of interest permitted under the laws of the State of Oklahoma or federal laws to the extent they apply for loans of the type and character evidenced by this Note.

     All payments under this Note shall be made in legal tender of the United States of America or in other immediately available funds at the offices of the Agent at Bank of Oklahoma Tower, 7 East

2nd Street, Tulsa, Oklahoma 74172, and no credit shall be given for any payment received by check, draft or other instrument or item until such time as the Agent or the holder hereof shall have received credit therefor from the Agent's or the holder's collect-ing agent or, in the event no collecting agent is used, from the bank or other financial institution upon which said check, draft or other instrument or item is drawn. If any payment is due upon a Saturday or Sunday or upon any other day on which state or national banks in the State of Oklahoma are closed for business by virtue of a legal holiday for such banks, such payment shall be due and payable on the next succeeding Business Day, and interest shall accrue to such day.

     Prior to the Commitment Termination Date, the Borrowers may borrow, repay and reborrow hereunder at any time and from time to time as provided in the Loan Agreement. From and after the Commitment Termination Date, the Borrowers may prepay this Note in whole or in part, subject to the prepayment limitations contained in the Loan Agreement; provided, however, that any partial prepayment shall be applied first to accrued interest, then to unpaid principal installments in the inverse order of maturity.

     From time to time the Borrowers and the Banks may agree to extend the maturity date of this Note or to renew this Note, in whole or in part, or a new note of different form may be substitut-ed for this Note and/or the rate of interest may be changed, or changes may be made in consideration of loan extensions, and the holder, from time to time, may waive or surrender, either in whole or in part, any rights, guarantees, security interests, or liens given for the benefit of the holder in connection with the payment and the securing the payment of this Note; but no such occurrences shall in any manner affect, limit, modify or otherwise impair any rights, guarantees or security of the holder not specifically waived, released or surrendered in writing, nor shall the Borrowers or any guarantor, endorser or any other person who is or might be liable hereon, either primarily or contingently, be released from such liability by reason of the occurrence of any such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon; and such release shall not affect or discharge the liability of any other person who is or might be liable hereon.

     If any payment required by this Note to be made is not made within ten (10) Business Days after the same shall become due and payable, or if any default occurs under the Loan Agreement, the Security Agreement or under the provisions of any mortgage, deed of trust, security agreement, assignment, pledge or other document or agreement which provides security for the indebtedness evidenced by this Note, the holder hereof may, at its option, without notice or demand, declare this Note in default and all indebtedness due and owing hereunder immediately due and payable. In the event of a default the entire unpaid balance shall be immediately due and payable, together with any past due interest at the rate of five percentage points (5%) per annum above the Applicable Prime Rate ("Default Rate"). The Borrowers and all endorsers, guarantors and sureties hereby severally waive protest, presentment, demand, and notice of protest and nonpayment in case this Note or any payment due hereunder is not paid when due; and they agree to any renewal of this Note or to any extension, acceleration or postponement of the time of payment, or any other indulgence, to any substituting, exchange or release of collateral and to the release of any party or person primarily or contingently liable hereon without prejudice to the holder and without notice to the Borrowers or any endorser, guarantor or surety. In the event of any controversy, claim or dispute between the parties affecting or relating to the subject matter or performance of this Note, the prevailing party shall be entitled to recover from the non-prevailing party all of its reasonable costs, expenses, including reasonable attorneys' and accountants' fees. In the event the Agent or ANB is the prevailing party, the Borrowers, and any guarantor, endorser, surety or any other person who is or may become liable hereon, will, on demand, pay all such costs and expenses.

     Upon the occurrence of any default hereunder, ANB shall have the right, immediately and without further action by it, to set off against this Note all money owed by ANB in any capacity, to each or any of the Borrowers, guarantor, endorser or any other person who is or might be liable for payment hereof, whether or not due, and also to set off against all other liabilities of each of the Borrowers to ANB all money owed by ANB in any capacity to each or any of the Borrowers; and ANB shall be deemed to have exercised such right of setoff and to have made a charge against such money immediately upon the occurrence of such default even though such charge is made or entered into the books of ANB subsequently thereto.

     This Note is issued pursuant to and subject to the terms of the Loan Agreement and is secured by the Collateral described in the Loan Agreement, which provides, among other things, for prepayment of this Note upon the occurrence of certain events and for limitations on advances which may be made hereunder. This Note is a renewal, extension, substitution and replacement of that certain promissory note dated August 3, 1995, payable by Borrowers to the order of ANB in the original principal amount of $1,500,000. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

     This Note shall be governed by and construed in accordance with the laws of the State of Oklahoma. Borrowers agree that all suits or proceedings arising from or related to this Note or the Loan Agreement may be litigated in courts, state or federal, sitting in the State of Oklahoma. In furtherance of this provi-sion, Borrowers hereby waive any objection to such venue.

     Notwithstanding the single execution of this Note by the President of each of the Borrowers, each of the Borrowers is jointly and severally bound by the terms of this Note.


                             "Borrowers"

                             UNIT CORPORATION, a Delaware
                              corporation
                             UNIT DRILLING AND EXPLORATION
                              COMPANY, a Delaware corporation
                             MOUNTAIN FRONT PIPELINE COMPANY,
                              INC., an Oklahoma corporation
                             UNIT PETROLEUM COMPANY, an Oklahoma
                              corporation
                             UNIT DRILLING COMPANY, an Oklahoma
                              corporation
                             PETROLEUM SUPPLY COMPANY, an Oklahoma
                              corporation


                             By___________________________________
                               John G. Nikkel, President of UNIT
                               CORPORATION, UNIT DRILLING AND
                               EXPLORATION COMPANY, MOUNTAIN FRONT
                               PIPELINE COMPANY, INC., UNIT PETRO-
                               LEUM COMPANY, UNIT DRILLING COMPA-
                               NY, PETROLEUM SUPPLY COMPANY



Due: August 1, 2003
     (subject to conversion
     to Term Loan payout on
     August 1, 1999 per
     Loan Agreement)

















719303.058